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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) EMERGING
                     GROWTH FUND

                     SEMIANNUAL REPORT o MAY 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 37 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY
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At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

For the six months ended May 31, 2002, Class A shares of the fund provided a total return of -14.62%, Class B shares -14.96%, Class C shares -14.92%, Class I shares -14.53%, and Class J shares -14.81%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return of -12.30% over the same period for the fund's benchmark, the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. During the same period, the average multicap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -10.65%.

Q. TECHNOLOGY HAS HISTORICALLY BEEN THE FUND'S LARGEST SECTOR WEIGHTING. BUT, OVER THE PERIOD, THE FUND'S TECHNOLOGY WEIGHTING WAS CUT IN HALF, DROPPING THE SECTOR TO SECOND PLACE FOR THE FIRST TIME IN YEARS. WHAT PROMPTED
    THAT CHANGE?

A. There were really two factors at work. Some of the drop in our technology weighting was due to falling stock prices. The sector performed poorly in 2002, giving back most of its gains from a fourth-quarter 2001 rally.

   The primary factor, however, was a sharp cutback in our tech holdings early in the period. A turnaround in technology spending has not materialized as quickly as we had hoped, and we felt it was best to redeploy some of our technology assets into other areas. Defying what appears to be the beginning of an economic recovery, capital investment by businesses -- the backbone of technology spending -- has remained weak.

Q. YOU'VE BEEN BULLISH ON TECHNOLOGY FOR A LONG TIME; HAS YOUR LONG-TERM VIEW ON THE SECTOR CHANGED?

A. No, it hasn't. We still believe that the long-term winners in most industries, in anything from retail merchandise to financial services, will be the companies that do the best job of leveraging technology, particularly information technology. But in the near term, we think the sector still needs to work through a glut of technology spending that occurred in the late 1990s. An additional factor we're seeing is a reluctance by most corporations to make any large capital investments until they see evidence their business is improving.

    That said, we have been finding opportunities in the sector on a case-by-case basis. The sector has been hit so hard that some companies we view as attractive businesses appear to be on sale. Even using very conservative assumptions about future profit and earnings growth, these stocks appeared to us to be selling at low valuations, and toward the end of the period we used those opportunities to add to our positions.

Q.  WHY DID THE PORTFOLIO UNDERPERFORM OVER THE PERIOD?

A. Our relative underperformance was in large part due to a single stock, Tyco International. One of our largest positions going into the period, Tyco was hit by a series of factors in 2002 that proved disastrous for its stock: a breakup plan that was later canceled; accounting questions in the wake of the Enron scandal; and, finally, the ouster of its chief executive on charges of personal tax evasion. Although we sold part of our position, we retained some Tyco stock at the end of the period. Unlike some other high-profile corporate problems we have witnessed this year, Tyco still has real businesses generating real cash flow, so we think there may still be value in the company going forward.

    Other areas that hurt performance over the period included some technology holdings and some positions in large-cap pharmaceutical firms. We think the market lowered the value of large drug companies because the pipelines of new drugs began to look lean, many older drugs faced patent expiration and generic competition, and we saw increasing political pressure to do something about rising drug prices.

Q.  WHAT AREAS HELPED PERFORMANCE?

A. Although pharmaceutical companies are a large part of what people think of as health care, the majority of our health care holdings have been in what we call health care services industries, and those did well over the period. They included hospitals, HMOs, and care providers such as HEALTHSOUTH, laboratory firms such as Laboratory Corporation of America, and pharmacy benefit managers (PBMs) such as Caremark Rx and Express Scripts.

    What these firms have in common is that most of their businesses try to contain health care costs. They have benefited both from the national concern over rising medical expenses and from increased health care spending. PBMs, for example, are companies that help employers manage the cost of providing prescription drug benefits for employees. In a tough economic environment, health care services firms have been relatively less sensitive to the economy because the demand for their services is largely independent of economic conditions.

    Our business services holdings also did relatively well over the period. These are companies that perform transactions or data processing for other firms, such as payroll processing or credit card processing. These firms have profited from a general trend by corporations to outsource repetitive transactions. Economies of scale and improving technology have continually lowered the cost of each individual transaction. We like this industry because it has tended to be relatively insensitive to the economy, is not tied to technology spending, brings in recurring revenue, and has tended to have long-term contracts with its customers.

    An economically sensitive area that has done well is media, an industry within the leisure sector. In our annual report last November, we mentioned that advertising has historically tended to pick up early in a recovery, and we believe that is what happened over this period. Advertising-sensitive media holdings such as radio and television broadcasters got a lift as on-air advertising seemed to pick up; in particular, early ad sales for the 2002 fall television season were much better than sales a year earlier.

Q. GROWTH STOCK INVESTORS HAVE HAD A PARTICULARLY TOUGH TIME OVER THE PAST TWO YEARS. WHAT DO YOU THINK THE FUTURE MAY HOLD?

A. Historically, markets have always moved in cycles. In our experience, when large market sectors have gone through a difficult period, one of two things has happened. Often the sector or industry has suffered a large correction but still has strong long-term potential -- in which case that's an area where we want to find the potential survivors, buy them at what we feel are attractive prices, and invest in them for the long term. We think that's what has happened in technology and, to some extent, in large pharmaceutical firms. On the other hand, sometimes a difficult period means an industry is fundamentally ailing, in which case we want to minimize our exposure. We think that's what has happened with parts of the telecommunications business.

    We think growth investors today are in the same place that value investors were in 1998 and 1999, when value investing had done poorly for a number of years. As aggressive growth investors, we believe we have to ask ourselves two fundamental questions: Are there areas of the economy and the market that are going to grow at high rates? Can we find companies that we think have the potential to grow earnings significantly faster than the overall market? We think the answer to both questions is yes. We think we have found and will continue to find companies with strong long-term growth outlooks that we can buy at reasonable prices, which someday investors will wake up to and want to own.

/s/ John W. Ballen                    /s/ Dale A. Dutile
    John W. Ballen                        Dale A. Dutile
    Portfolio Manager                     Portfolio Manager

/s/ John E. Lathrop                   /s/ David E. Sette-Ducati
    John E. Lathrop                       David E. Sette-Ducati
    Portfolio Manager                     Portfolio Manager

/s/ Eric Fischman
    Eric Fischman
    Portfolio Manager

Notes to Shareholders: Effective May 31, 2001, the fund's benchmark was changed to the Russell 3000 Growth Index because the fund's management team feels this index more accurately reflects the multicap aggressive growth nature of the fund. Previously, the fund's indices were the Russell 2000 Index and the Standard & Poor's 500 Stock Index.

Eric Fischman became a manager of the fund in April 2002.

John W. Ballen, a long-time manager of the fund, is President of MFS, and provides general oversight to the fund's portfolio management team.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   DALE A. DUTILE IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)). HE JOINED MFS IN 1994 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 2000. DALE IS A GRADUATE OF BOSTON COLLEGE AND HAS A MASTER'S DEGREE FROM THE MIT SLOAN SCHOOL OF MANAGEMENT.

   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS. JOHN JOINED MFS IN 1994 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1999. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS. DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 2000. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE.

   ERIC FISCHMAN, CFA, IS A PORTFOLIO MANAGER OF MFS. ERIC JOINED MFS AS A RESEARCH ANALYST IN 2000 AND WAS NAMED PORTFOLIO MANAGER IN APRIL 2002. HE EARNED AN MBA FROM COLUMBIA BUSINESS SCHOOL IN 1998, A LAW DEGREE FROM BOSTON UNIVERSITY SCHOOL OF LAW, AND A BACHELOR'S DEGREE FROM CORNELL UNIVERSITY. HE ALSO HOLDS A CERTIFIED FINANCIAL ANALYST DESIGNATION.

   JOHN W. BALLEN IS PRESIDENT AND A MEMBER OF THE MANAGEMENT COMMITTEE AND BOARD OF DIRECTORS OF MFS. JOHN JOINED MFS IN 1984 AS A RESEARCH ANALYST. HE WAS NAMED PORTFOLIO MANAGER IN 1986, DIRECTOR OF EQUITY RESEARCH IN 1988, CHIEF EQUITY OFFICER IN 1995, AND CHIEF INVESTMENT OFFICER AND PRESIDENT IN 1998. JOHN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA, WHICH HE ATTENDED AS A FULBRIGHT SCHOLAR. HE HOLDS AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR
   PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:                         SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:             DECEMBER 29, 1986

  CLASS INCEPTION:                   CLASS A  SEPTEMBER 13, 1993
                                     CLASS B  DECEMBER 29, 1986
                                     CLASS C  APRIL 1, 1996
                                     CLASS I  JANUARY 2, 1997
                                     CLASS J  SEPTEMBER 2, 1998

  SIZE:                              $7.3 BILLION NET ASSETS AS OF MAY 31, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                             6 Months        1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -14.62%       -27.07%       -31.63%        -4.34%      +157.57%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -27.07%       -11.90%        -0.88%      +  9.92%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -31.26%       -13.63%        -2.05%      +  9.27%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                             6 Months        1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -14.96%       -27.64%       -33.15%        -7.88%      +142.40%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -27.64%       -12.56%        -1.63%      +  9.26%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -30.53%       -13.35%        -1.98%      +  9.26%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                             6 Months        1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -14.92%       -27.61%       -33.13%        -7.86%      +142.44%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -27.61%       -12.55%        -1.62%      +  9.26%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -28.34%       -12.55%        -1.62%      +  9.26%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                             6 Months        1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                           -14.53%       -26.91%       -31.07%        -3.09%      +156.07%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                             --          -26.91%       -11.66%        -0.63%      +  9.86%
-------------------------------------------------------------------------------------------------------------

CLASS J
                                             6 Months        1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -14.81%       -27.44%       -32.64%        -7.03%      +144.64%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --          -27.44%       -12.34%        -1.45%      +  9.36%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --          -29.62%       -13.23%        -2.05%      +  9.03%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

For periods prior to their inception, Class A, C, I, and J share performance includes the performance of the fund's original share class (Class B). Class A and J performance has been adjusted to reflect the initial sales charge applicable to A and J, and Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for A, I, and J than those of B, performance shown is lower for A, I, and J than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2002

FIVE LARGEST STOCK SECTORS

              HEALTH CARE                         21.4%
              TECHNOLOGY                          20.5%
              LEISURE                             14.5%
              SPECIAL PRODUCTS & SERVICES         12.5%
              FINANCIAL SERVICES                  12.2%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  2.8%                                    PFIZER, INC.  1.8%
Diversified media and entertainment company           Pharmaceutical products company

CLEAR CHANNEL COMMUNICATIONS, INC.  2.0%              WYETH CO.  1.7%
Media company with operations in radio, outdoor       Pharmaceutical and health care products company
advertising, and live entertainment
                                                      HARLEY-DAVIDSON, INC.  1.6%
CISCO SYSTEMS, INC.  1.9%                             Motorcycle manufacturer and marketer
Computer network developer
                                                      FREDDIE MAC  1.6%
CONCORD EFS, INC.  1.8%                               U.S. mortgage banker and underwriter
Provider of electronic transaction services
                                                      ANALOG DEVICES, INC.  1.5%
ECHOSTAR COMMUNICATIONS CORP.  1.8%                   Semiconductor manufacturer
Satellite television product and services
provider

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2002

Stocks - 98.7%
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ISSUER                                                                 SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.4%
  Aerospace - 0.4%
    Northrop Grumman Corp.                                            240,820             $   29,213,874
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    Nike, Inc., "B"                                                   771,720             $   41,479,950
--------------------------------------------------------------------------------------------------------
  Automotive - 1.6%
    Harley-Davidson, Inc.                                           2,178,880             $  114,565,510
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.0%
    Capital One Financial Corp.                                       614,030             $   38,340,033
    Comerica, Inc.                                                    301,100                 19,300,510
    SouthTrust Corp.                                                  557,400                 14,475,678
                                                                                          --------------
                                                                                          $   72,116,221
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                                         680,300             $   32,314,250
    Amgen, Inc.*                                                    1,008,200                 48,020,566
    Genentech, Inc.*                                                  460,229                 16,338,130
    Pharmacia Corp.                                                   584,500                 25,244,555
                                                                                          --------------
                                                                                          $  121,917,501
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.6%
    Affiliated Computer Services, Inc., "A"*                        1,973,920             $  109,828,909
    Hewlett-Packard Co.                                               349,700                  6,675,773
                                                                                          --------------
                                                                                          $  116,504,682
--------------------------------------------------------------------------------------------------------
  Business Services - 9.8%
    Apollo Group, Inc.*                                               884,250             $   30,488,940
    ARAMARK Corp.*                                                    992,000                 25,752,320
    Automatic Data Processing, Inc.                                 1,556,300                 80,803,096
    BEA Systems, Inc.*                                              1,201,560                 12,928,786
    BISYS Group, Inc.*                                              3,125,563                108,675,825
    Catalina Marketing Corp.*                                          59,000                  1,964,700
    Concord EFS, Inc.*                                              4,210,260                131,654,830
    CSG Systems International, Inc.*                                  123,300                  3,271,149
    DST Systems, Inc.*                                              1,022,650                 50,529,136
    First Data Corp.                                                1,368,304                108,369,677
    Fiserv, Inc.*                                                   1,433,570                 60,984,068
    Iron Mountain, Inc.*                                              809,450                 25,092,950
    Manpower, Inc.                                                     52,000                  2,155,920
    Robert Half International, Inc.*                                1,133,366                 27,971,473
    Sabre Group Holding, Inc., "A"*                                 1,242,760                 48,964,744
                                                                                          --------------
                                                                                          $  719,607,614
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.6%
    Motorola, Inc.                                                  2,166,300             $   34,639,137
    Sprint Corp. (PCS Group)*                                       1,090,665                 11,386,543
                                                                                          --------------
                                                                                          $   46,025,680
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Praxair, Inc.                                                     590,900             $   33,090,400
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.2%
    Dell Computer Corp.*                                            3,278,200             $   88,019,670
    Lexmark International, Inc.*                                    1,189,900                 74,309,255
                                                                                          --------------
                                                                                          $  162,328,925
--------------------------------------------------------------------------------------------------------
  Computer Software - 1.0%
    Oracle Corp.*                                                   8,937,632             $   70,786,045
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.9%
    Electronic Arts, Inc.*                                            209,500             $   13,408,000
    Microsoft Corp.*                                                1,083,400                 55,155,894
                                                                                          --------------
                                                                                          $   68,563,894
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.3%
    CheckFree Corp.*                                                   61,200             $    1,298,664
    Legato Systems, Inc.*                                             486,300                  3,044,238
    SunGard Data Systems, Inc.*                                     2,664,280                 74,919,554
    VERITAS Software Corp.*                                         3,809,068                 86,351,571
                                                                                          --------------
                                                                                          $  165,614,027
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.8%
    Adobe Systems, Inc.                                               241,695             $    8,725,189
    Brocade Communications Systems, Inc.*                           2,885,100                 56,692,215
    Cadence Design Systems, Inc.*                                   1,725,461                 33,232,379
    Citrix Systems, Inc.*                                           1,787,072                 19,068,058
    Computer Associates International, Inc.                           896,000                 15,554,560
    EMC Corp.*                                                        520,600                  3,774,350
    Jack Henry & Associates, Inc.                                     706,200                 13,940,388
    McDATA Corp.*                                                     920,486                  7,962,204
    Network Associates, Inc.*                                         279,630                  5,410,841
    Peoplesoft, Inc.*                                               2,949,840                 60,560,215
    Rational Software Corp.*                                        4,516,370                 51,396,291
    StorageNetworks, Inc.*                                          1,134,400                  1,996,544
                                                                                          --------------
                                                                                          $  278,313,234
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.2%
    General Electric Co.                                              422,800             $   13,165,992
    Tyco International Ltd.                                         3,420,320                 75,076,024
                                                                                          --------------
                                                                                          $   88,242,016
--------------------------------------------------------------------------------------------------------
  Construction - 0.2%
    KB Home                                                           224,000             $   11,542,720
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.3%
    Gillette Co.                                                      829,385             $   29,501,225
    Kimberly-Clark Corp.                                              263,200                 17,086,944
    Philip Morris Cos., Inc.                                          898,100                 51,416,225
                                                                                          --------------
                                                                                          $   98,004,394
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Micrel, Inc.*                                                     311,110             $    6,514,643
--------------------------------------------------------------------------------------------------------
  Electronics - 5.3%
    Alpha Industries, Inc.*                                           257,700             $    2,625,963
    Analog Devices, Inc.*                                           3,030,838                110,989,287
    Cirrus Logic, Inc.*                                               190,100                  1,971,337
    Cymer, Inc.*                                                      155,370                  6,716,645
    ESS Technology, Inc.*                                             135,254                  2,153,244
    Flextronics International Ltd.*                                   401,700                  5,314,491
    General Motors Corp., "H"*                                        111,900                  1,631,502
    Intersil Holding Corp.*                                         2,046,396                 49,154,432
    KLA-Tencor Corp.*                                                  80,320                  4,187,082
    Linear Technology Corp.                                         1,746,060                 65,040,735
    LTX Corp.*                                                        384,180                  6,488,800
    Maxim Integrated Products, Inc.*                                  461,600                 21,233,600
    Novellus Systems, Inc.*                                           661,150                 28,085,652
    Tektronix, Inc.*                                                1,159,000                 23,504,520
    Teradyne, Inc.*                                                   477,000                 12,917,160
    Texas Instruments, Inc.                                           861,400                 24,696,338
    Xilinx, Inc.*                                                     685,800                 24,181,308
                                                                                          --------------
                                                                                          $  390,892,096
--------------------------------------------------------------------------------------------------------
  Entertainment - 6.9%
    AOL Time Warner, Inc.*                                            719,900             $   13,462,130
    Clear Channel Communications, Inc.*                             2,775,707                147,750,884
    Emmis Broadcasting Corp., "A"*                                    321,130                  9,505,448
    Entercom Communications Corp.*                                    515,300                 27,079,015
    Fox Entertainment Group, Inc.*                                  2,097,860                 52,530,414
    Hearst-Argyle Television, Inc.*                                   500,770                 12,949,912
    Hispanic Broadcasting Corp.*                                      459,250                 11,462,880
    International Game Technology*                                    175,400                 10,962,500
    Univision Communications, Inc., "A"*                              218,710                  8,748,400
    Viacom, Inc., "B"*                                              4,141,732                202,779,199
    Walt Disney Co.                                                   435,500                  9,977,305
                                                                                          --------------
                                                                                          $  507,208,087
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.3%
    American Express Co.                                              633,700             $   26,938,587
    Citigroup, Inc.                                                 1,786,841                 77,155,794
    Freddie Mac                                                     1,730,500                113,434,275
    Goldman Sachs Group, Inc.                                       1,138,430                 85,894,544
    Merrill Lynch & Co., Inc.                                       1,660,800                 67,611,168
    Morgan Stanley Dean Witter & Co.                                  327,700                 14,897,242
                                                                                          --------------
                                                                                          $  385,931,610
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Mellon Financial Corp.                                          1,034,800             $   38,391,080
    National Commerce Financial Corp.                                 389,200                 10,773,056
                                                                                          --------------
                                                                                          $   49,164,136
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.2%
    Kellogg Co.                                                       383,390             $   14,070,413
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    Bowater, Inc.                                                     207,200             $   10,853,136
    International Paper Co.                                         1,221,200                 52,633,720
                                                                                          --------------
                                                                                          $   63,486,856
--------------------------------------------------------------------------------------------------------
  Healthcare - 1.4%
    Anthem, Inc.*                                                     748,700             $   53,082,830
    Caremark Rx, Inc.*                                              2,631,720                 50,897,465
    Weight Watchers International, Inc.*                               13,350                    553,891
                                                                                          --------------
                                                                                          $  104,534,186
--------------------------------------------------------------------------------------------------------
  Insurance - 3.4%
    American International Group, Inc.                              1,407,600             $   94,266,972
    Arthur J. Gallagher & Co.                                          51,800                  1,825,950
    Chubb Corp.                                                       150,700                 11,326,612
    Hartford Financial Services Group, Inc.                           284,900                 18,803,400
    MetLife, Inc.                                                   1,139,700                 37,872,231
    Principal Financial Group, Inc.*                                   86,260                  2,622,304
    Safeco Corp.                                                      317,540                 10,158,105
    The St. Paul Cos., Inc.                                           879,912                 37,493,050
    Travelers Property Casualty Corp.*                              1,430,400                 25,103,520
    Willis Group Holdings Ltd.*                                       419,140                 13,634,624
                                                                                          --------------
                                                                                          $  253,106,768
--------------------------------------------------------------------------------------------------------
  Internet - 0.4%
    Retek, Inc.*                                                      360,690             $    8,797,229
    VeriSign, Inc.*                                                 1,785,692                 17,285,499
                                                                                          --------------
                                                                                          $   26,082,728
--------------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Danaher Corp.                                                     711,030             $   49,501,909
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.5%
    3M Co.                                                            307,100             $   38,519,553
--------------------------------------------------------------------------------------------------------
  Media - 0.3%
    Lin TV Corp.*                                                      58,400             $    1,594,320
    McClatchy Co.                                                     135,100                  8,423,485
    Westwood One, Inc.*                                               407,210                 15,535,062
                                                                                          --------------
                                                                                          $   25,552,867
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.7%
    Allergan, Inc.                                                    173,438             $   10,943,938
    Applera Corp. - Applied Biosystems Group                           83,201                  1,514,258
    Baxter International, Inc.                                      1,354,000                 72,709,800
    Digene Corp.*                                                     389,090                  9,050,233
    Eli Lilly & Co.                                                   869,630                 56,265,061
    Forest Laboratories, Inc.*                                        293,500                 21,669,105
    Pfizer, Inc.                                                    3,755,700                129,947,220
    Stryker Corp.                                                     536,600                 29,276,896
    Varian Medical Systems Inc.*                                      229,900                 10,782,310
                                                                                          --------------
                                                                                          $  342,158,821
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 8.7%
    Cardinal Health, Inc.                                             566,900             $   37,676,174
    Cytyc Corp.*                                                      907,890                 14,789,528
    Express Scripts, Inc.*                                          1,824,000                 96,398,400
    Genzyme Corp.*                                                  2,591,370                 83,001,581
    HEALTHSOUTH Corp.*                                              2,841,800                 40,211,470
    IMS Health, Inc.                                                3,697,010                 77,822,060
    Laboratory Corp. of America Holdings*                           1,559,000                 76,468,950
    Lincare Holdings, Inc.*                                         1,005,270                 29,836,414
    Medimmune, Inc.                                                   267,940                  8,713,409
    Tenet Healthcare Corp.*                                           927,600                 69,106,200
    UnitedHealth Group, Inc.                                          906,500                 82,310,200
    Wellpoint Health Networks, Inc.*                                  292,200                 21,669,552
                                                                                          --------------
                                                                                          $  638,003,938
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.7%
    Baker Hughes, Inc.                                              1,497,200             $   54,872,380
    BJ Services Co.*                                                  506,800                 19,015,136
    Cooper Cameron Corp.*                                             343,760                 19,343,375
    El Paso Corp.                                                   1,256,067                 32,218,119
                                                                                          --------------
                                                                                          $  125,449,010
--------------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Anadarko Petroleum Corp.                                          492,300             $   24,984,225
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.3%
    Barr Laboratories, Inc.*                                          113,800             $    7,572,252
    IVAX Corp.*                                                       834,945                 10,921,081
    Mylan Laboratories, Inc.                                          828,100                 25,621,414
    Wyeth                                                           2,192,900                121,705,950
                                                                                          --------------
                                                                                          $  165,820,697
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    E.W. Scripps Co.                                                  190,130             $   14,581,070
    Gannett Co., Inc.                                                  85,400                  6,473,320
    Lee Enterprises, Inc.                                              64,300                  2,370,098
    McGraw-Hill Cos., Inc.                                            419,980                 26,513,337
    Meredith Corp.                                                    292,800                 11,840,832
    New York Times Co.                                                462,630                 23,256,410
    Tribune Co.                                                       511,370                 21,738,339
                                                                                          --------------
                                                                                          $  106,773,406
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                                     778,400             $   27,547,576
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 3.0%
    Brinker International, Inc.*                                    1,737,460             $   58,291,783
    CEC Entertainment, Inc.*                                          514,100                 24,414,609
    Cendant Corp.*                                                  4,304,900                 78,693,572
    Jack in the Box, Inc.*                                            141,800                  4,578,722
    Outback Steakhouse, Inc.*                                         849,100                 33,649,833
    Sonic Corp.*                                                      120,950                  3,443,446
    Starbucks Corp.*                                                  792,760                 19,248,213
                                                                                          --------------
                                                                                          $  222,320,178
--------------------------------------------------------------------------------------------------------
  Retail - 6.9%
    Barnes & Noble, Inc.*                                             716,800             $   22,055,936
    BJ's Wholesale Club, Inc.*                                        822,967                 35,593,323
    Cost Plus, Inc.*                                                  142,100                  4,528,727
    Costco Wholesale Corp.*                                           661,700                 25,984,959
    CVS Corp.                                                         606,000                 19,410,180
    Dollar Tree Stores, Inc.*                                         599,500                 24,141,865
    Family Dollar Stores, Inc.                                        907,900                 32,684,400
    Home Depot, Inc.                                                1,650,910                 68,826,438
    Kohl's Corp.*                                                     341,700                 25,627,500
    Lowe's Cos., Inc.                                                 821,700                 38,751,372
    Sears, Roebuck & Co.                                              298,700                 17,638,235
    Talbots, Inc.                                                     375,100                 13,953,720
    Target Corp.                                                    2,512,100                104,126,545
    Tiffany & Co.                                                     539,720                 20,239,500
    Walgreen Co.                                                      976,900                 37,376,194
    Williams-Sonoma, Inc.*                                            374,260                 11,980,062
                                                                                          --------------
                                                                                          $  502,918,956
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Kroger Co.*                                                       791,480             $   17,689,578
--------------------------------------------------------------------------------------------------------
  Technology - 0.1%
    Macrovision Corp.*                                                511,350             $    8,248,076
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.6%
    Amdocs Ltd.*                                                    1,335,200             $   24,834,720
    Charter Communications, Inc.*                                     529,500                  3,690,615
    Comverse Technology, Inc.*                                        576,720                  6,834,132
    Crown Castle International Corp.*                               2,609,200                 11,741,400
    EchoStar Communications Corp.*                                  5,159,671                129,972,113
    L-3 Communications Holding, Inc.*                                 172,800                 10,903,680
                                                                                          --------------
                                                                                          $  187,976,660
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.6%
    American Tower Corp., "A"*                                      4,335,719             $   16,475,732
    AT&T Wireless Services, Inc.*                                   2,019,500                 16,378,145
    QUALCOMM, Inc.*                                                   368,669                 11,664,687
                                                                                          --------------
                                                                                          $   44,518,564
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.5%
    Advanced Fibre Communications, Inc.*                              548,580             $   10,510,793
    Cisco Systems, Inc.*                                            8,584,296                135,460,191
    Emulex Corp.*                                                     334,200                 10,062,762
    GlobespanVirata, Inc.*                                          1,966,250                  9,202,050
    QLogic Corp.*                                                     453,920                 20,753,222
                                                                                          --------------
                                                                                          $  185,989,018
--------------------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Dynamex, Inc.*                                                     21,328             $       43,722
    United Parcel Service, Inc.                                       300,300                 18,132,114
                                                                                          --------------
                                                                                          $   18,175,836
--------------------------------------------------------------------------------------------------------
  Transportation - Services
    Expeditors International of Washington Inc.                        25,000             $    1,477,500
--------------------------------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                                          3,000,000             $       67,680
    Copley Partners 2*+(+)                                          3,000,000                    234,000
                                                                                          --------------
                                                                                          $      301,680
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $6,772,836,258
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.3%
  Bermuda - 1.7%
    Accenture Ltd. (Business Services)*                               151,200             $    3,152,520
    Ace Ltd. (Insurance)                                            1,742,840                 60,319,693
    XL Capital Ltd. (Insurance)                                       675,770                 59,819,160
                                                                                          --------------
                                                                                          $  123,291,373
--------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Biovail Corp. (Pharmaceuticals)*                                1,422,340             $   46,041,146
    Celestica Inc. (Business Services)*                               164,500                  4,856,040
    Zarlink Semiconductor, Inc. (Electronics)*                      1,163,800                  8,670,310
                                                                                          --------------
                                                                                          $   59,567,496
--------------------------------------------------------------------------------------------------------
  France - 0.7%
    Aventis S.A. (Pharmaceuticals)                                    405,800             $   28,224,676
    Sanofi-Synthelabo S.A. (Medical & Health Products)                339,000                 20,556,043
                                                                                          --------------
                                                                                          $   48,780,719
--------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                                       209,100             $    7,925,756
--------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Teva Pharmaceutical Industries Ltd.
      (Pharmaceuticals)                                               763,200             $   51,157,296
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                           405,900                  6,599,934
                                                                                          --------------
                                                                                          $   57,757,230
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    ASM International N.V. (Electronics)*                             440,630             $    8,548,222
    ASM Lithography Holding N.V. (Computer Software -
      Systems)*                                                       496,100                  9,197,694
    STMicroelectronics N.V. (Electronics)                           2,281,000                 61,358,900
                                                                                          --------------
                                                                                          $   79,104,816
--------------------------------------------------------------------------------------------------------
  Norway
    Tandberg ASA (Telecommunications)*                                362,180             $    4,391,377
--------------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                 2,040,700             $   33,834,806
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Reed International PLC (Publishing)                               871,830             $    8,374,793
    Shire Pharmaceuticals Group PLC (Medical and Health
      Technology and Services)*                                       950,700                 26,039,673
    Vodafone Group PLC, ADR (Telecommunications)                    1,023,322                 15,278,198
                                                                                          --------------
                                                                                          $   49,692,664
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  464,346,237
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,721,603,510)                                            $7,237,182,495
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.7%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Abbey National North America LLC, due 6/03/02                    $ 75,916             $   75,908,282
    General Electric Capital Corp., due 6/03/02                        42,822                 42,817,670
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  118,725,952
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.6%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 5/31/02, due 6/03/02, total to
      be received $44,969,782 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $ 44,963             $   44,963,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,885,292,462)                                       $7,400,871,447

Other Assets, Less Liabilities - (1.0)%                                                      (69,658,461)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $7,331,212,986
--------------------------------------------------------------------------------------------------------
  * Non-income producing security.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,885,292,462)        $7,400,871,447
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    769,135,717
  Cash                                                                      827
  Receivable for fund shares sold                                     3,149,994
  Receivable for investments sold                                   131,189,749
  Interest and dividends receivable                                   4,421,508
  Other assets                                                          286,077
                                                                 --------------
      Total assets                                               $8,309,055,319
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   59,646,539
  Payable for fund shares reacquired                                148,059,666
  Collateral for securities loaned, at value                        769,135,717
  Payable to affiliates -
    Management fee                                                      144,395
    Administration fee                                                    1,894
    Shareholder servicing agent fee                                      20,202
    Distribution and service fee                                        128,395
  Accrued expenses and other liabilities                                705,525
                                                                 --------------
      Total liabilities                                          $  977,842,333
                                                                 --------------
Net assets                                                       $7,331,212,986
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $8,093,079,084
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 515,623,588
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                (1,227,969,215)
  Accumulated net investment loss                                   (49,520,471)
                                                                 --------------
      Total                                                      $7,331,212,986
                                                                 ==============
Shares of beneficial interest outstanding                          272,028,035
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $3,403,842,243 / 122,663,357 shares of
     beneficial interest outstanding)                                 $27.75
                                                                      ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                  $29.44
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $3,350,283,528 / 127,572,148 shares of
     beneficial interest outstanding)                                 $26.26
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $450,947,110 / 17,272,410 shares of
     beneficial interest outstanding)                                 $26.11
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $110,584,626 / 3,933,477 shares of
     beneficial interest outstanding)                                 $28.11
                                                                      ======

Class J shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $15,555,479 / 586,643 shares of
     beneficial interest outstanding)                                 $26.52
                                                                      ======
  Offering  price  per share (100 / 97 of net asset value
    per share)                                                        $27.34
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    17,458,236
    Interest                                                          2,853,308
    Income on securities loaned                                       1,778,408
    Foreign taxes withheld                                             (199,322)
                                                                ---------------
      Total investment income                                   $    21,890,630
                                                                ---------------
  Expenses -
    Management fee                                              $    31,714,372
    Trustees' compensation                                               46,646
    Shareholder servicing agent fee                                   4,441,282
    Distribution and service fee (Class A)                            5,156,824
    Distribution and service fee (Class B)                           20,298,216
    Distribution and service fee (Class C)                            2,775,068
    Distribution and service fee (Class J)                               67,035
    Administrative fee                                                  285,985
    Custodian fee                                                     1,267,808
    Printing                                                            296,472
    Postage                                                             587,060
    Auditing fees                                                        26,498
    Legal fees                                                           21,574
    Miscellaneous                                                     5,072,662
                                                                ---------------
      Total expenses                                            $    72,057,502
    Fees paid indirectly                                               (322,141)
    Reduction of expenses by investment adviser                        (464,459)
                                                                ---------------
      Net expenses                                              $    71,270,902
                                                                ---------------
        Net investment loss                                     $   (49,380,272)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                     $   358,923,856
    Foreign currency transactions                                        35,902
                                                                ---------------
      Net realized gain on investments and foreign currency
        transactions                                            $   358,959,758
                                                                ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $(1,632,266,508)
    Translation of assets and liabilities in foreign
      currencies                                                         45,942
                                                                ---------------
      Net unrealized loss on investments and foreign
        currency translation                                    $(1,632,220,566)
                                                                ---------------
        Net realized and unrealized loss on investments
          and foreign currency                                  $(1,273,260,808)
                                                                ---------------
          Decrease in net assets from operations                $(1,322,641,080)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                              MAY 31, 2002              NOVEMBER 30, 2001
                                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (49,380,272)               $  (151,132,604)
  Net realized gain (loss) on investments and foreign
    currency transactions                                      358,959,758                 (1,587,200,147)
  Net unrealized loss on investments and foreign
    currency translation                                    (1,632,220,566)                (2,326,883,823)
                                                           ---------------                ---------------
      Decrease in net assets from operations               $(1,322,641,080)               $(4,065,216,574)
                                                           ---------------                ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $      --                      $  (617,060,975)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               --                         (753,056,168)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               --                         (102,669,232)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               --                          (18,384,679)
  From net realized gain on investments and foreign
    currency transactions (Class J)                               --                           (2,024,071)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                       --                          (50,677,504)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                       --                          (61,846,412)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                       --                           (8,431,939)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                       --                           (1,509,883)
  In excess of net realized gain on investments and
    foreign currency transactions (Class J)                       --                             (166,231)
                                                           ---------------                ---------------
      Total distributions declared to shareholders         $      --                      $(1,615,827,094)
                                                           ---------------                ---------------
Net increase (decrease) in net assets from fund share
  transactions                                             $(1,108,186,355)               $    57,719,411
                                                           ---------------                ---------------
      Total decrease in net assets                         $(2,430,827,435)               $(5,623,324,257)
Net assets:
  At beginning of period                                     9,762,040,421                 15,385,364,678
                                                           ---------------                ---------------
At end of period (including accumulated net
  investment loss of $49,520,471 and $140,199,
  respectively)                                            $ 7,331,212,986                $ 9,762,040,421
                                                           ===============                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30,
                                 SIX MONTHS ENDED          -------------------------------------------------------------------
                                     MAY 31, 2002              2001            2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $32.50            $49.53          $55.11         $40.65        $37.54        $32.01
                                           ------            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment loss(S)                   $(0.11)           $(0.31)         $(0.58)        $(0.43)       $(0.34)       $(0.34)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (4.64)           (11.60)          (4.69)         15.30          3.79          6.24
                                           ------            ------          ------         ------        ------        ------
      Total from investment
        operations                         $(4.75)          $(11.91)         $(5.27)        $14.87        $ 3.45        $ 5.90
                                           ------            ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                           $ --              $(4.73)         $(0.31)        $(0.41)       $(0.34)       $(0.37)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              $(0.39)           --             --            --            --
                                           ------            ------          ------         ------        ------        ------
      Total distributions declared to
        shareholders                       $ --              $(5.12)         $(0.31)        $(0.41)       $(0.34)       $(0.37)
                                           ------            ------          ------         ------        ------        ------
Net asset value - end of period            $27.75            $32.50          $49.53         $55.11        $40.65        $37.54
                                           ======            ======          ======         ======        ======        ======
Total return(+)                            (14.62)%++        (27.19)%         (9.66)%        36.91%         9.36%        18.66%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 1.24%+            1.18%           1.09%          1.13%         1.16%         1.21%
  Net investment loss                       (0.73)%+          (0.82)%         (0.89)%        (0.92)%       (0.87)%       (0.99)%
Portfolio turnover                             62%              119%             36%            16%           15%           21%
Net assets at end of period
  (000,000 Omitted)                        $3,404            $4,462          $6,523         $6,570        $4,713        $3,875

  (S) The investment adviser waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                $(0.12)           $(0.32)        $(0.61)       $(0.44)       $(0.35)         $(0.34)
        Ratios (to average net assets):
          Expenses##                         1.25%+            1.20%          1.13%         1.15%         1.18%           1.21%
          Net investment loss               (0.74)%+          (0.84)%        (0.93)%       (0.94)%       (0.89)%         (0.99)%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30,
                                 SIX MONTHS ENDED          -------------------------------------------------------------------
                                     MAY 31, 2002              2001            2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $30.87            $47.62          $53.39         $39.69        $36.85        $31.48
                                           ------            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment loss(S)                   $(0.22)           $(0.57)         $(1.03)        $(0.76)       $(0.62)       $(0.59)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (4.39)           (11.06)          (4.43)         14.87          3.72          6.14
                                           ------            ------          ------         ------        ------        ------
      Total from investment
        operations                         $(4.61)          $(11.63)         $(5.46)        $14.11        $ 3.10        $ 5.55
                                           ------            ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                           $ --              $(4.73)         $(0.31)        $(0.41)       $(0.26)       $(0.18)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              $(0.39)           --             --            --            --
                                           ------            ------          ------         ------        ------        ------
      Total distributions declared to
        shareholders                       $ --              $(5.12)         $(0.31)        $(0.41)       $(0.26)       $(0.18)
                                           ------            ------          ------         ------        ------        ------
Net asset value - end of period            $26.26            $30.87          $47.62         $53.39        $39.69        $36.85
                                           ======            ======          ======         ======        ======        ======
Total return                               (14.96)%++        (27.72)%        (10.35)%        35.91%         8.55%        17.78%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 1.99%+            1.93%           1.84%          1.88%         1.91%         1.97%
  Net investment loss                       (1.48)%+          (1.57)%         (1.64)%        (1.67)%       (1.62)%       (1.75)%
Portfolio turnover                             62%              119%             36%            16%           15%           21%
Net assets at end of period
  (000,000 Omitted)                        $3,350            $4,523          $7,611         $8,390        $6,190        $5,144

  (S) The investment adviser waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                $(0.23)           $(0.58)         $(1.06)        $(0.77)       $(0.63)       $(0.59)
        Ratios (to average net assets):
          Expenses##                         2.00%+            1.95%           1.88%          1.90%         1.93%         1.97%
          Net investment loss               (1.49)%+          (1.59)%         (1.68)%        (1.69)%       (1.64)%       (1.75)%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                SIX MONTHS ENDED          --------------------------------------------------------------------
                                    MAY 31, 2002              2001            2000           1999           1998          1997
                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                         CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $30.69            $47.36          $53.11         $39.49         $36.66        $31.48
                                          ------            ------          ------         ------         ------        ------
Income from investment operations# -
  Net investment loss(S)                  $(0.22)           $(0.57)         $(1.03)        $(0.76)        $(0.61)       $(0.59)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (4.36)           (10.98)          (4.41)         14.79           3.70          6.12
                                          ------            ------          ------         ------         ------        ------
      Total from investment
        operations                        $(4.58)          $(11.55)         $(5.44)        $14.03         $ 3.09        $ 5.53
                                          ------            ------          ------         ------         ------        ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                          $ --              $(4.73)         $(0.31)        $(0.41)        $(0.26)       $(0.35)
  In excess of net realized gain on
    investments and foreign currency
    transactions                            --               (0.39)           --             --             --            --
                                          ------            ------          ------         ------         ------        ------
      Total distributions declared
        to shareholders                   $ --              $(5.12)         $(0.31)        $(0.41)        $(0.26)       $(0.35)
                                          ------            ------          ------         ------         ------        ------
Net asset value - end of period           $26.11            $30.69          $47.36         $53.11         $39.49        $36.66
                                          ======            ======          ======         ======         ======        ======
Total return                              (14.92)%++        (27.73)%        (10.35)%        35.89%          8.54%        17.81%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                1.99%+            1.93%           1.84%          1.88%          1.91%         1.97%
  Net investment loss                      (1.48)%+          (1.57)%         (1.64)%        (1.67)%        (1.62)%       (1.75)%
Portfolio turnover                            62%              119%             36%            16%            15%           21%
Net assets at end of period
  (000,000 Omitted)                         $451              $624          $1,041           $910           $564          $344

  (S) The investment adviser waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss               $(0.23)           $(0.58)         $(1.06)        $(0.77)        $(0.62)       $(0.59)
        Ratios (to average net assets):
          Expenses##                        2.00%+            1.95%           1.88%          1.90%          1.93%         1.97%
          Net investment loss              (1.49)%+          (1.59)%         (1.68)%        (1.69)%        (1.64)%       (1.75)%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED
                                                                           NOVEMBER 30,                          PERIOD ENDED
                                SIX MONTHS ENDED        ---------------------------------------------------      NOVEMBER 30,
                                    MAY 31, 2002             2001          2000          1999          1998             1997*
                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                         CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $32.89           $49.95        $55.45        $40.76        $37.62            $29.98
                                          ------           ------        ------        ------        ------            ------
Income from investment operations# -
  Net investment loss(S)                  $(0.07)          $(0.22)       $(0.43)       $(0.32)       $(0.24)           $(0.23)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (4.71)          (11.72)        (4.76)        15.42          3.80              7.87
                                          ------           ------        ------        ------        ------            ------
      Total from investment
        operations                        $(4.78)         $(11.94)       $(5.19)       $15.10        $ 3.56            $ 7.64
                                          ------           ------        ------        ------        ------            ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions                 $ --             $(4.73)       $(0.31)       $(0.41)       $(0.42)           $ --
  In excess of net realized gain on
    investments and foreign
    currency transactions                   --              (0.39)         --            --            --                --
                                          ------           ------        ------        ------        ------            ------
      Total distributions declared
        to shareholders                   $ --             $(5.12)       $(0.31)       $(0.41)       $(0.42)           $ --
                                          ------           ------        ------        ------        ------            ------
Net asset value - end of period           $28.11           $32.89        $49.95        $55.45        $40.76            $37.62
                                          ======           ======        ======        ======        ======            ======
Total return                              (14.53)%++       (27.00)%       (9.45)%       37.38%         9.67%            25.48%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                0.99%+           0.93%         0.84%         0.88%         0.91%             0.97%+
  Net investment loss                      (0.48)%+         (0.57)%       (0.64)%       (0.68)%       (0.62)%           (0.74)%+
Portfolio turnover                            62%             119%           36%           16%           15%               21%
Net assets at end of period
  (000 Omitted)                         $110,585         $133,398      $193,398      $102,188       $51,537           $47,240

  (S) The investment adviser voluntarily waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss               $(0.08)          $(0.23)       $(0.46)       $(0.33)       $(0.25)           $(0.23)
        Ratios (to average net assets):
          Expenses##                        1.00%+           0.95%         0.88%         0.90%         0.93%             0.97%+
          Net investment loss              (0.49)%+         (0.59)%       (0.68)%       (0.70)%       (0.64)%           (0.74)%+

  * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED
                                                                              NOVEMBER 30,                       PERIOD ENDED
                                       SIX MONTHS ENDED         -----------------------------------------        NOVEMBER 30,
                                           MAY 31, 2002              2001            2000            1999               1998*
                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS J
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period            $31.13            $47.87          $53.55          $39.71              $35.31
                                                 ------            ------          ------          ------              ------
Income from investment operations# -
  Net investment loss(S)                         $(0.18)           $(0.48)         $(0.87)         $(0.63)             $(0.09)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (4.43)           (11.14)          (4.50)          14.88                4.49
                                                 ------            ------          ------          ------              ------
      Total from investment operations           $(4.61)          $(11.62)         $(5.37)         $14.25              $ 4.40
                                                 ------            ------          ------          ------              ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions
                                                 $ --              $(4.73)         $(0.31)         $(0.41)             $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --               (0.39)           --              --                  --
                                                 ------            ------          ------          ------              ------
      Total distributions declared to
        shareholders
                                                 $ --              $(5.12)         $(0.31)         $(0.41)             $ --
                                                 ------            ------          ------          ------              ------
Net asset value - end of period                  $26.52            $31.13          $47.87          $53.55              $39.71
                                                 ======            ======          ======          ======              ======
Total return(+)                                  (14.81)%++        (27.56)%        (10.13)%         36.22%              12.46%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       1.74%+            1.68%           1.59%           1.63%               1.66%+
  Net investment loss                             (1.23)%+          (1.32)%         (0.65)%         (1.44)%             (1.50)%+
Portfolio turnover                                   62%              119%             36%             16%                 15%
Net assets at end of period (000 Omitted)       $15,555           $19,015         $16,490         $10,753                 $88

  (S) The investment adviser waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                      $(0.19)           $(0.49)         $(0.90)         $(0.64)             $(0.09)
        Ratios (to average net assets):
          Expenses##                               1.75%+            1.70%           1.63%           1.65%               1.68%+
          Net investment loss                     (1.24)%+          (1.34)%         (1.43)%         (1.46)%             (1.52)%+

  * For the period from the inception of Class J shares, September 24, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrowers default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrowers, and is allocated between the fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2002, the value of securities loaned was $738,801,272. These loans were collateralized by cash of $769,135,717 which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                         PRINCIPAL AMOUNT             AND VALUE
-------------------------------------------------------------------------------
UBS Private Money Market Fund, LLC           $713,009,667          $713,009,667
UBS Warburg, LLC, 1.83%, due 6/03/02           56,126,050            56,126,050
                                                                   ------------
Total investments of cash collateral for
  securities loaned                                                $769,135,717
                                                                   ============

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $209,655 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $112,486 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended November 30, 2001, and November 30, 2000, was as follows:

                                        NOVEMBER 30, 2001    NOVEMBER 30, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Long-term capital gain                 $1,615,827,094          $94,765,969
                                           --------------          -----------

As of November 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                   $(798,148,314)
          Unrealized gain                             1,298,315,175
          Other temporary differences                   (64,278,289)

For federal income tax purposes, the capital loss carryforward of $798,148,314 may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the first $2.5 billion of the fund's average daily net assets, 0.70% of the next $4.5 billion of the fund's average daily net assets, 0.65% of the next $8 billion of the fund's average daily net assets (this is a contractual fee waiver), and 0.625% of the fund's average daily net assets in excess of $15 billion (this is a contractual fee waiver). The contractual fee waiver, which is shown as a reduction of total expenses in the Statement of Operations, may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the six months ended May 31, 2002, was 0.72% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $7,774 for the six months ended May 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $193,708 for the six months ended May 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $245,787 for the six months ended May 31, 2002. Fees incurred under the distribution plan during the six months ended May 31, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.25% per annum, and a service fee of up to 0.75% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $284,145 and $152,680 for Class B and Class C shares, respectively, for the six months ended May 31, 2002. Fees incurred under the distribution plan during the six months ended May 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.50% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the fund's Agent Securities Company. Fees incurred under the distribution plan during the six months ended May 31, 2002, were 0.75% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder's redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2002, were $40,111, $5,324,484, and $39,961 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $5,290,235,747 and $6,164,297,754, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $6,885,292,462
                                                               --------------
Gross unrealized appreciation                                  $1,173,325,678
Gross unrealized depreciation                                    (657,746,693)
                                                               --------------
    Net unrealized appreciation                                $  515,578,985
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    SIX MONTHS ENDED MAY 31, 2002              YEAR ENDED NOVEMBER 30, 2001
                               ----------------------------------       -----------------------------------
                                      SHARES               AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                      236,812,016      $ 7,291,727,493        403,420,504       $ 15,002,625,622
Shares issued to shareholders
  in reinvestment of
  distributions                       --                  --              11,887,813            554,728,048
Shares reacquired               (251,433,840)      (7,758,668,047)      (409,727,061)       (15,226,376,210)
                                ------------      ---------------       ------------       ----------------
    Net increase (decrease)      (14,621,824)     $  (466,940,554)         5,581,256       $    330,977,460
                                ============      ===============       ============       ================

Class B shares
                                    SIX MONTHS ENDED MAY 31, 2002              YEAR ENDED NOVEMBER 30, 2001
                               ----------------------------------       -----------------------------------
                                      SHARES               AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                        6,411,758      $   188,636,612         31,044,168       $  1,213,802,103
Shares issued to shareholders
  in reinvestment of
  distributions                       --                  --              14,232,344            636,149,504
Shares reacquired                (25,341,480)        (737,345,393)       (58,625,674)        (2,122,729,950)
                                ------------      ---------------       ------------       ----------------
    Net decrease                 (18,929,722)     $  (548,708,781)       (13,349,162)      $   (272,778,343)
                                ============      ===============       ============       ================

Class C shares
                                    SIX MONTHS ENDED MAY 31, 2002              YEAR ENDED NOVEMBER 30, 2001
                               ----------------------------------       -----------------------------------
                                      SHARES               AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                        2,234,243      $    65,827,711         13,240,247       $    513,195,577
Shares issued to shareholders
  in reinvestment of
  distributions                       --                  --               1,688,434             75,011,927
Shares reacquired                 (5,295,063)        (153,850,095)       (16,579,506)          (613,930,189)
                                ------------      ---------------       ------------       ----------------
    Net decrease                  (3,060,820)     $   (88,022,384)        (1,650,825)      $    (25,722,685)
                                ============      ===============       ============       ================

Class I shares
                                    SIX MONTHS ENDED MAY 31, 2002              YEAR ENDED NOVEMBER 30, 2001
                               ----------------------------------       -----------------------------------
                                      SHARES               AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          683,741      $    21,448,551          1,686,116       $     66,180,375
Shares issued to shareholders
  in reinvestment of
  distributions                       --                  --                 421,687             19,886,743
Shares reacquired                   (806,603)         (25,298,971)        (1,923,566)           (72,798,605)
                                ------------      ---------------       ------------       ----------------
    Net increase (decrease)         (122,862)     $    (3,850,420)           184,237       $     13,268,513
                                ============      ===============       ============       ================

Class J shares
                                    SIX MONTHS ENDED MAY 31, 2002              YEAR ENDED NOVEMBER 30, 2001
                               ----------------------------------       -----------------------------------
                                      SHARES               AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           69,773      $     2,108,987            408,904       $     17,348,099
Shares reacquired                    (93,879)          (2,773,203)          (142,612)            (5,373,633)
                                ------------      ---------------       ------------       ----------------
    Net increase (decrease)          (24,106)     $      (664,216)           266,292       $     11,974,466
                                ============      ===============       ============       ================

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $58,326 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting .004% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                            SHARES/PRINCIPAL
DESCRIPTION            DATE OF ACQUISITION            AMOUNT      COST     VALUE
--------------------------------------------------------------------------------
Copley Partners 1 L.P.            12/06/86         3,000,000  $257,088  $ 67,680
Copley Partners 2 L.P.  12/02/86 - 8/09/91         3,000,000   930,997   234,000
                                                                        --------
                                                                        $301,680
                                                                        ========

MFS(R) EMERGING GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust II, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherrratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and
Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1,
2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John W. Ballen+                                          business day from 9 a.m. to 5 p.m. Eastern time.
Dale A. Dutile+                                          (To use this service, your phone must be equipped
Eric Fischman+                                           with a Telecommunications Device for the Deaf).
John E. Lathrop+
David E. Sette-Ducati+                                   For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
CUSTODIAN                                                1-800-MFS-TALK (1-800-637-8255) anytime from a
State Street Bank and Trust Company                      touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

MFS(R) EMERGING GROWTH FUND                                  -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                         MEG-3  7/02  909M  07/207/307/707/807